UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2022
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    . Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 17, 2022, the American Equity Investment Life Holding Company (the "Company") Board of Directors ("Board") amended and restated the Company's bylaws ("Bylaws"), effective immediately. The amendments:
•provide that a shareholder invoking the SEC's universal proxy rules with respect to its director nominee(s) must comply with all requirements of that rule and certify its compliance in order for its nominees (and all proxies and votes submitted for its nominees) to be considered at the shareholder meeting.
•conform the Company's advance-notice Bylaws to common public company practices by requiring a shareholder nominating a director candidate or making a proposal at a shareholder meeting to provide additional background and other information about the shareholder, any such nominees, and other persons related to the shareholder's nomination and proposals. The shareholder must also update the disclosure to maintain its accuracy.
•designate Iowa district courts as the exclusive forum for any internal corporate claims, as defined by the Iowa Business Corporation Act.
•clarify portions of the Bylaws for consistency with the Iowa Business Corporation Act.
The foregoing description of the amendments to the By-Laws is not complete and is qualified in its entirety by reference to the full text of the By-Laws, which are filed as Exhibit 3.1 hereto in redline form showing the amendments described above, and as Exhibit 3.2 hereto in unmarked form, and are incorporated herein by reference.

The full text of the Company’s Bylaws, as amended and restated, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated Bylaws, redlined for amendments effective November 17, 2022
3.2	Fourth Amended and Restated Bylaws
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: November 23, 2022	By:	/s/ Mark A. Schuman
Mark A. Schuman
Vice President and Associate General Counsel, Securities and Corporate Governance, and Assistant Secretary